UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2006 through August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT   AUGUST 31, 2007

Undiscovered

Managers

Funds

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Undiscovered Managers Behavioral Growth Fund	2
Undiscovered Managers Behavioral Value Fund	4
JPMorgan Realty Income Fund	6
Undiscovered Managers Small Cap Growth Fund	8
Schedules of Portfolio Investments	10
Financial Statements	18
Financial Highlights	28
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	47
Trustees	48
Officers	50
Schedule of Shareholder Expenses	51
Board Approval of Investment Advisory Agreements	53
Tax Letter	57

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the Undiscovered Managers Funds. Inside, you’ll find information detailing the performance of the Funds for the 12 months ended August 31, 2007, along with reports from the portfolio managers.

“With the bad news capturing all the headlines, it was easy to overlook the fact that good economic fundamentals remained in place.”

Stocks overcome obstacles to post strong gains

Throughout the 12-month period, investors faced several challenges. Yet, none of these obstacles seemed too great for the U.S. stock market’s performance — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter 2007 gross domestic product (GDP) growth rate of 0.6%; not the mounting liquidity crisis; not the sub-prime mortgage market debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these potential roadblocks, the U.S. stock market posted strong returns for the 12-month period. For example, the S&P 500 Index posted a return of 15.13% for the one-year period. Among the capitalization universes, the Russell Midcap Index was the top performer, returning 16.18% for the period. Large-cap stocks followed, with a return of 15.28%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 11.36%. In terms of style, growth stocks showed a significant advantage over value stocks across capitalization ranges.

Investors generally pointed to abundant liquidity and robust mergers-and-acquisitions (M&A) activity, including private equity deals, as drivers of stock-market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth and modest core inflation data provided equity-market support.

Volatility reinforces realities

A bout of volatility late in the period reminded investors of the real challenges lingering in the market. Rising bond yields and anxiety regarding liquidity and credit quality helped push stock market returns into negative territory during June and July.

Given the high degree of uncertainty regarding the identity of the holders of risky U.S. mortgage debt and the extent of the losses to which they are exposed, lenders in the primary market adopted a “guilty until proven innocent” stance. Stock and bond investors were jolted by a series of unfavorable news releases and strong volatility.

Stocks, as measured by the S&P, rebounded in August as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals.

Real estate feels the pinch

Although common stocks persevered during the challenging market environment, real estate investment trusts (REITs) plunged as the housing and mortgage markets continued to falter. For the 12-month period, the S&P U.S. REIT Composite Index returned 2.89%; year-to-date, as of August 31, 2007, it was a dismal –7.93%.

Reflecting the struggles facing the real estate market, foreclosures remained a growing problem. In fact, the second calendar quarter of 2007 marked the third-consecutive quarter in which a record number of homes entered foreclosure. In addition, pending home sales (contracts signed on existing homes) for July plunged 12.2%.

Fundamentals remain solid, but concerns linger

With the bad news capturing all the headlines, it was easy to overlook the fact that good economic fundamentals remained in place. Corporate profits were at record levels, and balance sheets remained solid, which should support continued corporate spending. Consumer spending also has held firm, due to relatively firm labor market conditions.

Second-quarter economic data reflected these robust fundamentals. For example, second-quarter GDP growth was revised up to 4.0%, due to a surge in business fixed investment. Personal income increased by 0.5% in July, while real consumer spending increased by 0.3%. Also, core inflation, as measured by the Fed’s preferred benchmark, the personal consumption expenditures deflator, remained unchanged at 1.9%.

Nevertheless, the markets face several concerns. In particular, the housing market continues to decline, with existing home prices weakening in July. Also, the U.S. economy appears set to slow, given an unexpected decline in employment figures for July. Spending activity is likely to face some fallout from the property and financial markets’ turbulence. Furthermore, as the credit crunch drags on, there’s a chance banks will tighten their lending standards. Stock markets are likely to see less M&A activity in the near term. Already, leveraged-buyout activity has dried up, and non-leveraged M&A activity has decreased dramatically.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	December 31, 1997
Fiscal Year End	August 31
Net Assets as of 8/31/2007 (In Thousands)	$133,532
Primary Benchmark	Russell 2500 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Growth Fund, which seeks to provide growth of capital, returned 34.98%* (Institutional Class Shares) for the 12 months ended August 31, 2007, compared to the 18.86% return for the Russell 2500 Growth Index for the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the information technology and healthcare sectors. Top performers included Intuitive Surgical, Inc., maker of surgical robotics, which had tremendous growth in the period, exceeding second-quarter earnings expectations as revenue increased 61%. Another contributor to performance was priceline.com, Inc. the online travel services company, which benefited from an increased international demand, especially from travelers in Europe. Digital marketing company aQuantive, Inc. also aided returns when it was acquired during the period by Microsoft Corp. at a tremendous premium.

On the negative side, stock selection in the industrials and materials sectors hurt returns. At the stock level, detractors included Netflix Inc., a subscription-based movie rental company, which suffered from weaker profits on competitive pressures in the DVD rental space. RealNetworks Inc., a digital media company, which missed earnings estimates early in the period, rebounded as analysts upgraded the stock, citing strong fundamentals and agreements with Viacom and Verizon Wireless. Ultimately, however, RealNetworks’ stock continued to suffer along with the industry on long-term concerns about its music business. Another detractor, FormFactor Inc., maker of wafer probe cards used to test chips, saw its stock suffer as it missed earnings expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	In managing the Fund, we (the Fund’s sub-advisor) seek stocks that we believe are mispriced based on behavioral biases, exploiting those with new, positive information but overlooked by analysts and market participants.

The resulting portfolio differs from the typical small- to mid-cap growth fund, producing, on average, a low correlation to the benchmark. In the past 12 months, we bought shares of a number of new companies where we believed mispricing was occurring due to behavioral biases. The coming quarters will determine whether these stocks will outperform, but the important distinction is that there are always companies exceeding the market’s expectations. Over a full market cycle, we expect that the Fund’s performance will be driven by security selection, as the effects on performance from the consistent sector tilts will likely neutralize over time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Intuitive Surgical, Inc.	5.2%
2.	NVIDIA Corp.	4.5
3.	priceline.com, Inc.	4.4
4.	Crocs, Inc.	2.8
5.	WellCare Health Plans, Inc.	2.7
6.	Gen-Probe, Inc.	2.7
7.	Guess?, Inc.	2.6
8.	Ceradyne, Inc.	2.3
9.	Chipotle Mexican Grill, Inc., Class A	2.3
10.	Warnaco Group, Inc. (The)	2.2

PORTFOLIO COMPOSITION (by sector)***

Information Technology	36.0%
Consumer Discretionary	30.5
Health Care	22.8
Industrials	3.9
Consumer Staples	1.9
Energy	1.5
Telecommunication Services	1.4
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

2   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		34.53%	18.40%	8.03%
With Sales Charge*		27.45	17.13	7.39
CLASS B SHARES	6/4/04
Without CDSC		33.85	18.02	7.84
With CDSC**		28.85	17.82	7.84
CLASS C SHARES	6/4/04
Without CDSC		33.85	18.02	7.84
With CDSC***		32.85	18.02	7.84
INSTITUTIONAL CLASS SHARES	12/31/97	34.98	18.81	9.70
INVESTOR CLASS SHARES	7/31/98	34.56	18.42	8.04

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/31/97.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Investor Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2500 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2500 Growth Index is an unmanaged, capitalization weighted price only index, which is comprised of 2500 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Growth Funds Index represents the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	December 28, 1998
Fiscal Year End	August 31
Net Assets as of 8/31/2007 (In Thousands)	$177,669
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Value Fund, which seeks to provide capital appreciation, returned 10.52%* (Institutional Class Shares) for the 12 months ended August 31, 2007, compared to the 6.64% return for the Russell 2000 Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection, combined with an underweight position in the financial sector and overweights in healthcare and consumer discretionary.

Notable performers in the period included Bally Technologies, Inc., manufacturer and supplier of casino gaming machines, whose stock benefited from increased sales of gaming devices in the first half of fiscal 2007 and surged late in the period after the company affirmed its fiscal 2007 revenue expectations. Another contributor was Chemed Corp., owner of a hospice provider and plumbing services operation, which had strong second-quarter results and increased 2007 earnings guidance. Chemed’s stock also gained after the company raised its 2007 earnings-per-share forecast. Shares of Chattem Inc., a manufacturer of branded over-the-counter healthcare products, rose in part because of the company’s acquisition of a former Johnson & Johnson division.

On the negative side, stock selection in the materials and industrials sectors hurt returns. Notable detractors from performance included Westwood One, Inc., supplier of broadcasting information services and programming. The company’s shares tumbled after the company announced that second-quarter net earnings fell 43% and revenue decreased 17% from the prior year. American Financial Realty Trust, a real estate investment trust (REIT), suffered throughout the period on announcements of decreased revenue and the death of its CEO. Vonage Holdings Corp., provider of broadband telephone services, saw its stock decline after the company lost a costly patent suit to Verizon earlier in the year. Further hurting the stock was the announcement of second-quarter losses.

Q:	HOW WAS THE FUND MANAGED?

A:	In this strategy, we look for companies that have underperformed for an extended period but are showing credible indications that operations are turning around. The strategy pursues a bottom-up approach to selecting stocks that meet its investment philosophy criteria. As such, the Fund may be over- or underweight in certain sectors. The strategy capitalizes on overreaction bias. In certain situations, investors are vulnerable to behavioral biases known as “representativeness” and “saliency.” When people are vulnerable to these biases, they are likely to overreact to new information in revising their forecasts.

To capitalize on overreaction, we seek to identify situations where the market reacts excessively to new information that is both negative and temporary. As a result, the market’s expectations regarding the company’s future prospects are biased downward, resulting in an underpriced stock that should subsequently provide above-normal returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ADTRAN, Inc.	1.9%
2.	MTS Systems Corp.	1.8
3.	Informatica Corp.	1.7
4.	Human Genome Sciences, Inc.	1.7
5.	Allegheny Energy, Inc.	1.7
6.	Chemed Corp.	1.7
7.	McCormick & Co., Inc. (Non-Voting)	1.6
8.	Health Net, Inc.	1.6
9.	Fair Isaac Corp.	1.6
10.	ACI Worldwide, Inc.	1.6

PORTFOLIO COMPOSITION (by sector)***

Consumer Discretionary	25.9%
Information Technology	22.5
Financials	21.0
Health Care	10.5
Consumer Staples	9.3
Energy	4.3
Utilities	3.1
Materials	2.2
Industrials	0.6
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

4   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		10.30%	19.33%	15.80%
With Sales Charge*		4.51	18.05	15.08
CLASS B SHARES	6/4/04
Without CDSC		9.73	18.95	15.58
With CDSC**		4.73	18.75	15.58
CLASS C SHARES	6/4/04
Without CDSC		9.73	18.94	15.58
With CDSC***		8.73	18.94	15.58
INSTITUTIONAL CLASS SHARES	12/28/98	10.52	19.49	15.88

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/28/98 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/28/98.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index from December 28, 1998 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index represent the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   5

JPMorgan Realty Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1998
Fiscal Year End	August 31
Net Assets as of 8/31/2007 (In Thousands)	$121,894
Primary Benchmark	MSCI US REIT Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Realty Income Fund, which seeks to provide high total investment return through a combination of capital appreciation and current income, returned 3.77%* (Institutional Class Shares) for the 12 months ended August 31, 2007, compared to the 2.28% return for the MSCI US REIT Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, driven primarily by stock selection in the residential and other, which includes healthcare, self-storage and hotels sectors.

The top performer was Digital Realty Trust, Inc., which focuses on the ownership, acquisition and operation of technology-driven real estate, including data centers. Shares rose as valuations increased due to Digital Realty Trust’s double-digit growth prospects, mark-to-market potential on expiring leases, and the ability to source accretive acquisitions and redevelop space at double-digit returns. The replacement value of the company’s blended portfolio increased due to new demand from technology companies.

Another top performer in the Fund was wireless tower company Crown Castle International Corp., which benefited from improving tower leasing trends as investors anticipated accelerating revenue growth in late 2007 and into 2008 from the deployment of the advanced wireless services spectrum. Additionally, Crown Castle’s completion of an anticipated $36.4 million secondary offering alleviated overhang in the stock. The company continued to add shareholder value through its periodic stock buyback program and acquisition of Global Signal in early 2007.

Despite the Fund’s relative outperformance, stock selection in the retail sectors negatively affected returns.

A top detractor from performance was a regional mall REIT, Pennsylvania Real Estate Investment Trust (PREIT). Shares were volatile throughout the period as rumors spread about a buyout offer from LaSalle Investment Management, but a weakening credit environment undermined this option and the stock fell. In addition, PREIT faced balance sheet constraints, as existing spending obligations were coupled with news of recent delays or cancellations in mall transactions.

Another detractor from performance was CBL & Associates Properties, also a regional mall REIT. Its shares declined due to disappointing earnings results as management noted higher bad-debt charges, dilution from asset dispositions and higher taxes. Though the recent earnings miss was the primary reason for the decline, we believe that investors overreacted to the bad news.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to achieve consistent long-term returns (appreciation and income) that exceed the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We draw upon our network of REIT specialists, global economists, equity and fixed-income research analysts and real estate investors to develop a sustainable information advantage. We project long-term cash flow for each company and value REITs using a proprietary dividend discount model. Stock selection, not sector bets, is the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Simon Property Group, Inc.	8.4%
2.	ProLogis	7.5
3.	Public Storage	5.4
4.	Ventas, Inc.	5.4
5.	Kimco Realty Corp.	5.1
6.	UDR, Inc.	4.8
7.	Boston Properties, Inc.	4.6
8.	General Growth Properties, Inc.	4.4
9.	Apartment Investment & Management Co.	4.3
10.	Vornado Realty Trust	4.3

PORTFOLIO COMPOSITION (by sector)***

Multifamily	17.1%
Regional Malls	13.8
Diversified	13.2
Health Care	11.0
Shopping Centers	10.5
Industrial	9.9
Storage	8.8
Office	7.8
Hotels	6.5
Wireless Telecommunication Services	1.0
Manufactured Homes	0.3
Short-Term Investment	0.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

6   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		3.34%	20.28%	13.99%
With Sales Charge*		(2.11)	18.99	13.36
CLASS B SHARES	6/4/04
Without CDSC		2.82	19.88	13.80
With CDSC**		(2.18)	19.69	13.80
CLASS C SHARES	6/4/04
Without CDSC		2.85	19.89	13.80
With CDSC***		1.85	19.89	13.80
R CLASS SHARES	5/15/06	3.82	20.61	14.15
INSTITUTIONAL CLASS SHARES	1/1/98	3.77	20.59	14.14

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/1/98 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/98.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for the R Class Shares prior to its inception are calculated using the historical expenses of the Institutional Class Shares, which are different than the expenses of the R Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI US REIT Index and the Lipper Real Estate Funds Index from January 1, 1998 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI US REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded Real Estate Investment Trusts (REITs), designed to measure real estate equity performance. The Lipper Real Estate Funds Index represents the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   7

Undiscovered Managers Small Cap Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	October 2, 2000
Fiscal Year End	August 31
Net Assets as of 8/31/2007 (In Thousands)	$256,865
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Small Cap Growth Fund, which seeks to provide long-term capital appreciation, returned 15.54%* (Institutional Class Shares) for the 12 months ended August 31, 2007, compared to the 16.36% return for the Russell 2000 Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the technology, financial services, and materials and processing sectors. In particular, Telik, Inc., a biotechnology company, saw a decline in its stock as news of the release of three of its phase 3 trial drugs was negative. Another detractor from performance was Lattice Semiconductor Corp. The company experienced a slowdown in the period when customers focused on selling older inventory prior to offering new products, leading to an inventory correction in the semiconductor space, which reduced growth. Also, Symyx Technologies Inc., a research and development company, lowered guidance followed by changes to the management team.

On the positive side, stock selection in the consumer discretionary, energy and healthcare sectors aided returns. A top contributor to the Fund was Crocs, Inc., the footwear manufacturer, which experienced tremendous growth and record financial results in the period, significantly exceeding expectations. Another contributor was Immersion Corp., a developer of touch feedback technology. Following settlement of litigation with a competitor, the company renewed its focus on products, such as “sense of touch technology.” Another stock that benefited returns was aQuantive, Inc., a digital marketing company, which was acquired during the period by Microsoft Corp. at a tremendous premium.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment strategy and discipline is focused on companies that have potential to increase revenue, earnings and cash flow by achieving strong unit growth. Although we invest in companies with those characteristics across all sectors, our sector weights reflect areas that we believe have the most attractive growth companies with the best sustainable business models. We use our proprietary price performance model to identify and track companies that look to be in the best position to gain over the next three years. We anticipate that an emphasis on high-growth companies that continue to successfully execute their business plans should reward the Fund accordingly as investors begin to focus their attention on company fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cephalon, Inc.	4.4%
2.	Red Hat, Inc.	4.0
3.	Quiksilver, Inc.	4.0
4.	Crocs, Inc.	3.8
5.	Medarex, Inc.	3.7
6.	Cubist Pharmaceuticals, Inc.	2.6
7.	THQ, Inc.	2.4
8.	RF Micro Devices, Inc.	2.3
9.	Wind River Systems, Inc.	2.2
10.	Polycom, Inc.	2.2

PORTFOLIO COMPOSITION (by sector)***

Information Technology	30.8%
Health Care	26.0
Consumer Discretionary	16.1
Financials	14.4
Industrials	4.6
Energy	3.4
Telecommunication Services	1.6
Consumer Staples	0.9
Utilities	0.5
Materials	0.4
Short-Term Investment	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

8   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		15.16%	15.08%	(0.29)%
With Sales Charge*		9.07	13.83	(1.06)
INSTITUTIONAL CLASS SHARES	10/2/00	15.54	15.36	(0.12)

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (10/2/00 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 10/2/00.

Returns for Class A Shares prior to the inception date are based on the performance of Institutional Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from October 2, 2000 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of certain mutual funds within the Fund’s designated indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   9

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 2.4%
43	Ceradyne, Inc. (a)	3,137
	Auto Components — 3.1%
86	American Axle & Manufacturing Holdings, Inc.	2,005
89	Cooper Tire & Rubber Co.	2,168
		4,173
	Biotechnology — 3.3%
100	Alkermes, Inc. (a)	1,687
119	Cubist Pharmaceuticals, Inc. (a)	2,716
		4,403
	Communications Equipment — 7.5%
24	Blue Coat Systems, Inc. (a)	2,010
47	CommScope, Inc. (a)	2,666
85	Plantronics, Inc.	2,414
67	Riverbed Technology, Inc. (a)	2,966
		10,056
	Computers & Peripherals — 3.3%
309	Brocade Communications Systems, Inc. (a)	2,166
101	Novatel Wireless, Inc. (a)	2,295
		4,461
	Diversified Consumer Services — 1.8%
71	DeVry, Inc.	2,434
	Diversified Telecommunication Services — 1.5%
72	NTELOS Holdings Corp.	1,928
	Electrical Equipment — 1.6%
51	Baldor Electric Co.	2,107
	Electronic Equipment & Instruments — 3.0%
42	FLIR Systems, Inc. (a)	2,058
51	Tech Data Corp. (a)	1,989
		4,047
	Energy Equipment & Services — 1.5%
44	Gulfmark Offshore, Inc. (a)	2,022
	Health Care Equipment & Supplies — 11.3%
104	Align Technology, Inc. (a)	2,371
56	Gen-Probe, Inc. (a)	3,598
61	Immucor, Inc. (a)	2,048
32	Intuitive Surgical, Inc. (a)	7,014
		15,031
	Health Care Providers & Services — 2.7%
37	WellCare Health Plans, Inc. (a)	3,612
	Hotels, Restaurants & Leisure — 4.0%
30	Chipotle Mexican Grill, Inc., Class A (a)	3,109
35	Jack in the Box, Inc. (a)	2,184
		5,293
	Household Durables — 1.4%
62	Tupperware Brands Corp.	1,915
	Household Products — 1.9%
57	Church & Dwight Co., Inc.	2,570
	Internet & Catalog Retail — 5.8%
21	Blue Nile, Inc. (a)	1,790
72	priceline.com, Inc. (a)	5,949
		7,739
	Internet Software & Services — 1.5%
81	Omniture, Inc. (a)	2,015
	Life Sciences Tools & Services — 5.6%
60	Illumina, Inc. (a)	2,912
33	Invitrogen Corp. (a)	2,571
33	Varian, Inc. (a)	1,974
		7,457
	Semiconductors & Semiconductor Equipment — 12.3%
121	Brooks Automation, Inc. (a)	1,712
47	Cabot Microelectronics Corp. (a)	1,957
118	NVIDIA Corp. (a)	6,047
114	OmniVision Technologies, Inc. (a)	2,375
207	ON Semiconductor Corp. (a)	2,424
44	Sigma Designs, Inc. (a)	1,853
		16,368
	Software — 8.5%
63	ANSYS, Inc. (a)	2,101
89	JDA Software Group, Inc. (a)	1,847
127	Nuance Communications, Inc. (a)	2,391
99	THQ, Inc. (a)	2,840
69	Vasco Data Security International, Inc. (a)	2,161
		11,340
	Specialty Retail — 5.8%
57	Collective Brands, Inc. (a)	1,340
40	DSW, Inc., Class A (a)	1,221
65	Guess?, Inc.	3,456
36	J Crew Group, Inc. (a)	1,783
		7,800
	Textiles, Apparel & Luxury Goods — 8.6%
64	Crocs, Inc. (a)	3,790
62	Fossil, Inc. (a)	2,068
41	Under Armour, Inc. (a)	2,665

SEE NOTES TO FINANCIAL STATEMENTS.

10   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — Continued
86	Warnaco Group, Inc. (The) (a)	3,012
		11,535
	Total Long-Term Investments (Cost $98,420)	131,443
Short-Term Investment — 2.0%
	Investment Company — 2.0%
2,667	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $2,667)	2,667
	Total Investments — 100.4% (Cost $101,087)	134,110
	Liabilities in Excess of Other Assets — (0.4)%	(578)
	NET ASSETS — 100.0%	$133,532

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   11

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Biotechnology — 2.2%
329	Human Genome Sciences, Inc. (a)	3,027
47	InterMune, Inc. (a)	927
		3,954
	Capital Markets — 1.2%
53	Investment Technology Group, Inc. (a)	2,145
	Chemicals — 1.2%
106	Hercules, Inc. (a)	2,203
	Commercial Banks — 11.1%
25	Bancorp, Inc. (The) (a)	517
13	Banner Corp.	421
76	Capitol Bancorp Ltd.	1,920
116	Citizens Republic Bancorp, Inc.	2,038
36	City Holding Co.	1,339
49	First Charter Corp.	1,469
67	Harleysville National Corp.	1,115
97	Mercantile Bank Corp.	2,173
150	Midwest Banc Holdings, Inc.	2,250
17	Park National Corp.	1,552
97	South Financial Group, Inc. (The)	2,219
102	Temecula Valley Bancorp, Inc.	1,687
39	Western Alliance Bancorp (a)	1,056
		19,756
	Communications Equipment — 5.7%
401	3Com Corp. (a)	1,503
126	ADTRAN, Inc.	3,360
71	Andrew Corp. (a)	993
34	Dycom Industries, Inc. (a)	1,001
366	Extreme Networks, Inc. (a)	1,266
64	Polycom, Inc. (a)	1,943
		10,066
	Diversified Consumer Services — 4.0%
71	Career Education Corp. (a)	2,115
91	Jackson Hewitt Tax Service, Inc.	2,625
195	Service Corp. International	2,382
		7,122
	Electric Utilities — 1.7%
58	Allegheny Energy, Inc. (a)	2,999
	Electrical Equipment — 0.6%
19	General Cable Corp. (a)	1,105
	Electronic Equipment & Instruments — 3.1%
28	Littelfuse, Inc. (a)	942
75	MTS Systems Corp.	3,151
369	Solectron Corp. (a)	1,431
		5,524
	Energy Equipment & Services — 3.3%
69	Hercules Offshore, Inc. (a)	1,753
272	Newpark Resources, Inc. (a)	1,524
138	Parker Drilling Co. (a)	1,076
17	SEACOR Holdings, Inc. (a)	1,528
		5,881
	Food Products — 5.6%
178	Chiquita Brands International, Inc. (a)	2,774
76	Dean Foods Co.	2,044
221	Del Monte Foods Co.	2,332
80	McCormick & Co., Inc. (Non-Voting)	2,867
		10,017
	Gas Utilities — 1.4%
82	Southern Union Co.	2,463
	Health Care Equipment & Supplies — 1.4%
88	STERIS Corp.	2,479
	Health Care Providers & Services — 5.1%
48	Chemed Corp.	2,978
259	Health Management Associates, Inc., Class A	1,763
51	Health Net, Inc. (a)	2,805
44	LCA-Vision, Inc.	1,525
		9,071
	Hotels, Restaurants & Leisure — 4.9%
74	Bally Technologies, Inc. (a)	2,438
60	CEC Entertainment, Inc. (a)	1,828
145	Shuffle Master, Inc. (a)	2,150
19	Steak n Shake Co. (The) (a)	301
66	WMS Industries, Inc. (a)	1,943
		8,660
	Household Durables — 1.7%
70	Furniture Brands International, Inc.	800
118	Meritage Homes Corp. (a)	2,145
		2,945
	Insurance — 1.7%
188	Conseco, Inc. (a)	2,636
27	Presidential Life Corp.	467
		3,103
	Internet Software & Services — 1.8%
300	EarthLink, Inc. (a)	2,284
111	SonicWALL, Inc. (a)	952
		3,236
	IT Services — 3.1%
116	Convergys Corp. (a)	1,936
43	Fidelity National Information Services, Inc.	2,029
54	Heartland Payment Systems, Inc.	1,605
		5,570

SEE NOTES TO FINANCIAL STATEMENTS.

12   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 1.3%
56	Callaway Golf Co.	907
144	Nautilus, Inc.	1,368
		2,275
	Media — 2.9%
33	Catalina Marketing Corp. (a)	1,015
98	Entercom Communications Corp.,	2,087
134	GateHouse Media, Inc.	1,742
97	Westwood One, Inc.	280
		5,124
	Metals & Mining — 1.0%
60	Commercial Metals Co.	1,719
	Oil, Gas & Consumable Fuels — 1.0%
36	Tesoro Corp.	1,756
	Personal Products — 3.6%
34	Chattem, Inc. (a)	2,067
157	Prestige Brands Holdings, Inc. (a)	1,727
68	USANA Health Sciences, Inc. (a)	2,578
		6,372
	Pharmaceuticals — 1.7%
74	Sciele Pharma, Inc. (a)	1,698
138	ViroPharma, Inc. (a)	1,370
		3,068
	Real Estate Investment Trusts (REITs) — 4.2%
331	American Financial Realty Trust	2,739
42	CapLease, Inc.	409
56	Inland Real Estate Corp.	873
117	Kite Realty Group Trust	1,983
156	RAIT Financial Trust	1,383
		7,387
	Software — 8.6%
107	ACI Worldwide, Inc. (a)	2,782
98	eSpeed, Inc., Class A (a)	827
76	Fair Isaac Corp.	2,796
218	Informatica Corp. (a)	3,036
197	Lawson Software, Inc. (a)	1,937
167	MSC.Software Corp. (a)	2,113
69	Synopsys, Inc. (a)	1,877
		15,368
	Specialty Retail — 10.6%
26	Abercrombie & Fitch Co., Class A	2,078
439	Blockbuster, Inc. (a)	2,175
116	Cato Corp. (The), Class A	2,559
97	Charlotte Russe Holding, Inc. (a)	1,696
129	CSK Auto Corp. (a)	1,699
78	Group 1 Automotive, Inc.	2,742
75	RadioShack Corp.	1,771
54	Tiffany & Co.	2,756
57	Zale Corp. (a)	1,269
		18,745
	Textiles, Apparel & Luxury Goods — 0.6%
53	Jones Apparel Group, Inc.	1,019
	Thrifts & Mortgage Finance — 2.7%
158	Franklin Bank Corp. (a)	1,448
72	Franklin Street Properties Corp.	1,242
139	NewAlliance Bancshares, Inc.	2,068
		4,758
	Total Long-Term Investments (Cost $163,206)	175,890
Short-Term Investment — 0.6%
	Investment Company — 0.6%
996	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $996)	996
	Total Investments — 99.6% (Cost $164,202)	176,886
	Other Assets in Excess of Liabilities — 0.4%	783
	NET ASSETS — 100.0%	$177,669

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   13

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Diversified — 12.9%
76	Digital Realty Trust, Inc.	2,964
101	Duke Realty Corp.	3,409
362	Huntingdon Real Estate Investment Trust (Canada)	778
70	Liberty Property Trust	2,734
48	Vornado Realty Trust	5,127
20	Washington Real Estate Investment Trust	662
		15,674
	Health Care — 10.7%
30	Cogdell Spencer, Inc.	528
53	Healthcare Realty Trust, Inc.	1,318
141	HCP, Inc.	4,292
20	Nationwide Health Properties, Inc.	561
167	Ventas, Inc.	6,348
		13,047
	Hotels — 6.4%
75	Ashford Hospitality Trust, Inc.	822
113	Hospitality Properties Trust	4,458
111	Host Hotels & Resorts, Inc.	2,467
		7,747
	Industrial — 9.6%
53	AMB Property Corp.	2,898
147	ProLogis	8,830
		11,728
	Manufactured Homes — 0.3%
13	Sun Communities, Inc.	371
	Multifamily — 16.6%
115	Apartment Investment & Management Co.	5,145
65	Archstone-Smith Trust	3,815
87	Education Realty Trust, Inc.	1,182
35	Equity Residential	1,388
143	GMH Communities Trust	1,128
36	Home Properties, Inc.	1,830
228	UDR, Inc.	5,735
		20,223
	Office — 7.6%
17	Alexandria Real Estate Equities, Inc.	1,559
43	BioMed Realty Trust, Inc.	1,043
55	Boston Properties, Inc.	5,504
10	Brandywine Realty Trust	250
8	SL Green Realty Corp.	937
		9,293
	Regional Malls — 13.4%
36	CBL & Associates Properties, Inc.	1,170
104	General Growth Properties, Inc.	5,181
105	Simon Property Group, Inc.	9,944
		16,295
	Shopping Centers — 10.2%
45	Developers Diversified Realty Corp.	2,380
140	Kimco Realty Corp.	6,003
102	Weingarten Realty Investors	4,106
		12,489
	Storage — 8.6%
60	Extra Space Storage, Inc.	925
85	Public Storage	6,434
20	Sovran Self Storage, Inc.	898
162	U-Store-It Trust	2,201
		10,458
	Wireless Telecommunication Services — 0.9%
30	Crown Castle International Corp. (a)	1,120
	Total Long-Term Investments (Cost $104,932)	118,445
Short-Term Investment — 0.1%
	Investment Company — 0.1%
163	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $163)	163
	Total Investments — 97.3% (Cost $105,095)	118,608
	Other Assets in Excess of Liabilities — 2.7%	3,286
	NET ASSETS — 100.0%	$121,894

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 0.2%
16	Hub Group, Inc., Class A (a)	521
	Biotechnology — 16.0%
303	Alkermes, Inc. (a)	5,105
111	Altus Pharmaceuticals, Inc. (a)	1,166
318	Cell Genesys, Inc. (a)	1,201
149	Cephalon, Inc. (a)	11,175
294	Cubist Pharmaceuticals, Inc. (a)	6,737
302	CV Therapeutics, Inc. (a)	2,915
550	Medarex, Inc. (a)	9,439
97	Metabolix, Inc. (a)	2,163
172	Tercica, Inc. (a)	1,135
		41,036
	Capital Markets — 6.4%
23	Affiliated Managers Group, Inc. (a)	2,627
54	Cohen & Steers, Inc.	1,784
91	Evercore Partners, Inc., Class A	1,913
48	Greenhill & Co., Inc.	2,756
68	HFF, Inc., Class A (a)	799
67	Piper Jaffray Cos. (a)	3,436
106	Thomas Weisel Partners Group, Inc. (a)	1,440
62	TradeStation Group, Inc. (a)	681
42	Waddell & Reed Financial, Inc.	1,053
		16,489
	Chemicals — 0.4%
37	ADA-ES, Inc.(a)	396
27	Hercules, Inc. (a)	556
		952
	Commercial Banks — 3.8%
12	Bancorp, Inc. (The) (a)	245
10	Bank of the Ozarks, Inc.	291
43	Cascade Bancorp	1,012
41	CoBiz Financial, Inc.	743
24	Columbia Bancorp	535
61	East West Bancorp, Inc.	2,191
45	Glacier Bancorp, Inc.	995
17	SVB Financial Group (a)	844
90	UCBH Holdings, Inc.	1,496
45	Virginia Commerce Bancorp (a)	655
46	WSB Financial Group, Inc. (a)	686
		9,693
	Commercial Services & Supplies — 1.6%
51	Kenexa Corp. (a)	1,420
142	Knoll, Inc.	2,699
		4,119
	Communications Equipment — 5.1%
96	Acme Packet, Inc. (a)	1,437
159	Avocent Corp. (a)	4,679
79	BigBand Networks, Inc. (a)	801
185	Polycom, Inc. (a)	5,610
49	ShoreTel, Inc. (a)	657
		13,184
	Computers & Peripherals — 0.5%
79	Immersion Corp. (a)	1,180
	Diversified Consumer Services — 0.4%
6	Strayer Education, Inc.	957
	Diversified Financial Services — 1.7%
137	Nasdaq Stock Market, Inc. (The) (a)	4,478
	Diversified Telecommunication Services — 0.7%
67	Cogent Communications Group, Inc. (a)	1,676
	Electrical Equipment — 1.0%
9	A.O. Smith Corp.	453
236	Active Power, Inc. (a)	349
114	Evergreen Solar, Inc. (a)	1,025
18	Superior Essex, Inc. (a)	643
		2,470
	Electronic Equipment & Instruments — 1.4%
32	Cogent, Inc. (a)	459
14	Daktronics, Inc.	382
52	IPG Photonics Corp. (a)	966
126	Universal Display Corp. (a)	1,854
		3,661
	Energy Equipment & Services — 2.8%
28	Atwood Oceanics, Inc. (a)	2,128
154	Cal Dive International, Inc. (a)	2,149
35	Complete Production Services, Inc. (a)	777
74	Natural Gas Services Group, Inc. (a)	1,244
43	Superior Offshore International, Inc. (a)	463
26	Union Drilling, Inc. (a)	374
		7,135
	Food Products — 0.3%
53	B&G Foods, Inc., Class A	675
	Health Care Equipment & Supplies — 2.4%
47	American Medical Systems Holdings, Inc. (a)	861
51	FoxHollow Technologies, Inc. (a)	1,255
6	Integra LifeSciences Holdings Corp. (a)	287
88	LeMaitre Vascular, Inc. (a)	596
37	Masimo Corp. (a)	777
146	OraSure Technologies, Inc. (a)	1,343
51	Somanetics Corp. (a)	993
		6,112

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   15

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 3.6%
253	Alliance Imaging, Inc. (a)	2,228
86	Animal Health International, Inc. (a)	973
247	Five Star Quality Care, Inc. (a)	1,957
146	PSS World Medical, Inc. (a)	2,782
97	Sun Healthcare Group, Inc. (a)	1,442
		9,382
	Hotels, Restaurants & Leisure — 1.4%
149	Jamba, Inc. (a)	1,018
23	McCormick & Schmick’s Seafood Restaurants, Inc. (a)	620
54	Red Robin Gourmet Burgers, Inc. (a)	2,085
		3,723
	Household Durables — 0.5%
78	Meritage Homes Corp. (a)	1,404
	Independent Power Producers & Energy Traders — 0.5%
31	Ormat Technologies, Inc.	1,335
	Insurance — 1.0%
79	Castlepoint Holdings Ltd. (Bermuda)	892
78	First Mercury Financial Corp. (a)	1,588
		2,480
	Internet & Catalog Retail — 3.0%
8	Blue Nile, Inc. (a)	709
193	Gaiam, Inc. (a)	3,985
110	Shutterfly, Inc. (a)	3,062
		7,756
	Internet Software & Services — 3.2%
544	CNET Networks, Inc. (a)	3,985
52	DealerTrack Holdings, Inc. (a)	1,990
39	Knot, Inc. (The) (a)	817
51	Liquidity Services, Inc. (a)	562
97	Marchex, Inc., Class B	881
		8,235
	IT Services — 0.7%
24	Gartner, Inc. (a)	520
26	Heartland Payment Systems, Inc.	759
17	Wright Express Corp. (a)	616
		1,895
	Life Sciences Tools & Services — 3.2%
244	Affymetrix, Inc. (a)	5,525
54	Illumina, Inc. (a)	2,593
		8,118
	Machinery — 1.4%
41	Chart Industries, Inc. (a)	1,093
38	Dynamic Materials Corp.	1,616
49	Force Protection, Inc. (a)	841
		3,550
	Media — 1.8%
202	Martha Stewart Living Omnimedia, Class A (a)	2,559
42	Marvel Entertainment, Inc. (a)	947
131	Outdoor Channel Holdings, Inc. (a)	1,177
		4,683
	Oil, Gas & Consumable Fuels — 0.6%
14	Arena Resources, Inc. (a)	853
203	Kodiak Oil & Gas Corp. (a)	729
		1,582
	Personal Products — 0.6%
66	Bare Escentuals, Inc. (a)	1,621
	Pharmaceuticals — 0.7%
245	ISTA Pharmaceuticals, Inc. (a)	1,733
	Real Estate Management & Development — 1.4%
362	Meruelo Maddux Properties, Inc. (a)	2,173
504	Move, Inc. (a)	1,512
		3,685
	Road & Rail — 0.4%
15	Knight Transportation, Inc.	270
18	Landstar System, Inc.	792
		1,062
	Semiconductors & Semiconductor Equipment — 7.9%
37	Brooks Automation, Inc. (a)	524
46	Cymer, Inc. (a)	1,831
999	Lattice Semiconductor Corp. (a)	4,986
131	PLX Technology, Inc. (a)	1,414
988	RF Micro Devices, Inc. (a)	5,879
559	Skyworks Solutions, Inc. (a)	4,414
274	TriQuint Semiconductor, Inc. (a)	1,210
		20,258
	Software — 11.8%
54	Advent Software, Inc. (a)	2,148
96	Commvault Systems, Inc. (a)	1,825
106	Digimarc Corp. (a)	952
88	Mentor Graphics Corp. (a)	1,228
527	Red Hat, Inc. (a)	10,254
232	Secure Computing Corp. (a)	2,081
213	THQ, Inc. (a)	6,135
545	Wind River Systems, Inc. (a)	5,747
		30,370
	Specialty Retail — 1.1%
89	hhgregg, Inc. (a)	1,144
34	Zumiez, Inc. (a)	1,664
		2,808

SEE NOTES TO FINANCIAL STATEMENTS.

16   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 7.8%
165	Crocs, Inc. (a)	9,724
766	Quiksilver, Inc. (a)	10,254
		19,978
	Wireless Telecommunication Services — 1.0%
115	Clearwire Corp., Class A (a)	2,465
	Total Long-Term Investments (Cost $223,917)	252,461
Short-Term Investment — 1.2%
	Investment Company — 1.2%
3,228	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $3,228)	3,228
	Total Investments — 99.5% (Cost $227,145)	255,689
	Other Assets in Excess of Liabilities — 0.5%	1,176
	NET ASSETS — 100.0%	$256,865

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBA’s, when-issued securities and delayed delivery securities.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   17

STATEMENTS OF ASSETS AND LIABILITIES
As of August 31, 2007

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund		Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$131,443	$175,890	$118,445		$252,461
Investments in affiliates, at value	2,667	996	163		3,228
Total investment securities, at value	134,110	176,886	118,608		255,689
Cash	—	—	77		—
Foreign currency, at value	—	—	25		—
Receivables:
Investment securities sold	1,386	1,006	3,867		1,728
Fund shares sold	383	370	159		235
Interest and dividends	24	143	48		73
Total Assets	135,903	178,405	122,784		257,725

LIABILITIES:
Payables:
Due to custodian	271	—	—		—
Investment securities purchased	1,925	93	249		524
Fund shares redeemed	—	360	476		16
Accrued liabilities:
Investment advisory fees	105	146	61		185
Administration fees	4	16	8		8
Shareholder servicing fees	1	12	11		22
Distribution fees	5	25	5		—	(a)
Custodian and accounting fees	11	8	13		17
Trustees’ and Chief Compliance Officer’s fees	1	2	—	(a)	—	(a)
Other	48	74	67		88
Total Liabilities	2,371	736	890		860
Net Assets	$133,532	$177,669	$121,894		$256,865

SEE NOTES TO FINANCIAL STATEMENTS.

18   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
Paid in capital	$123,979	$154,993	$90,406	$209,973
Accumulated undistributed (distributions in excess of) net investment income	(3)	(4)	(41)	(4)
Accumulated net realized gains (losses)	(23,467)	9,996	18,016	18,352
Net unrealized appreciation (depreciation)	33,023	12,684	13,513	28,544
Total Net Assets	$133,532	$177,669	$121,894	$256,865

Net Assets:
Class A	$4,192	$37,003	$6,581	$222
Class B	829	4,070	2,650	—
Class C	902	22,617	2,298	—
R Class	—	—	7,692	—
Institutional Class	116,431	113,979	102,673	256,643
Investor Class	11,178	—	—	—
Total	$133,532	$177,669	$121,894	$256,865

Outstanding units of beneficial interest (shares) (no par value; unlimited number of shares authorized):
Class A	149	1,166	424	21
Class B	30	130	172	—
Class C	33	725	149	—
R Class	—	—	495	—
Institutional Class	4,028	3,565	6,602	23,820
Investor Class	398	—	—	—

Net Asset Value:
Class A — Redemption price per share	$28.09	$31.74	$15.54	$10.63
Class B — Offering price per share (b)	27.64	31.20	15.45	—
Class C — Offering price per share (b)	27.64	31.19	15.39	—
R Class — Offering and redemption price per share	—	—	15.55	—
Institutional Class — Offering and redemption price per share	28.90	31.97	15.55	10.77
Investor Class — Offering and redemption price per share	28.11	—	—	—

Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$29.65	$33.50	$16.40	$11.22

Cost of investments	$101,087	$164,202	$105,095	$227,145
Cost of foreign currency	—	—	25	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   19

STATEMENTS OF OPERATIONS
For the Year Ended AUGUST 31, 2007

(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$185	$1,440	$3,747	$357
Dividend income from affiliates (a)	94	297	153	240
Interest Income	—	—	12	—
Foreign taxes withheld	—	—	(14)	—
Total investment income	279	1,737	3,898	597
EXPENSES:
Investment advisory fees	1,159	1,920	1,216	2,697
Administration fees	122	182	162	283
Distribution fees:
Class A	7	100	19	1
Class B	5	32	21	—
Class C	5	162	18	—
Investor Class	37	—	—	—
Shareholder servicing fees:
Class A	7	100	19	1
Class B	2	11	7	—
Class C	2	54	6	—
R Class	—	—	4	—
Institutional Class	107	117	142	284
Custodian and accounting fees	44	34	53	63
Professional fees	62	53	59	67
Trustees’ and Chief Compliance Officer’s fees	2	3	2	3
Printing and mailing costs	51	58	41	68
Registration and filing fees	58	54	53	38
Transfer agent fees	55	167	90	90
Interest expense	—	—	5	—
Other	15	21	17	25
Total expenses	1,740	3,068	1,934	3,620
Less amounts waived	(98)	(243)	(234)	(210)
Less earnings credits	— (b)	(5)	(1)	(2)
Net expenses	1,642	2,820	1,699	3,408
Net investment income (loss)	(1,363)	(1,083)	2,199	(2,811)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	21,348	26,445	28,254	31,601
Foreign currency transactions	—	—	16	—
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of investment restrictions (see Note 3G)	—	—	—	16
Net realized gain (loss)	21,348	26,445	28,270	31,617
Change in net unrealized appreciation (depreciation) of:
Investments	16,205	(8,591)	(21,624)	14,255
Foreign currency transactions	—	—	(13)	—
Change in net unrealized appreciation (depreciation)	16,205	(8,591)	(21,637)	14,255
Net realized/unrealized gains (losses)	37,553	17,854	6,633	45,872
Change in net assets resulting from operations	$36,190	$16,771	$8,832	$43,061

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2007	Year Ended 8/31/2006	Year Ended 8/31/2007	Year Ended 8/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,363)	$(1,451)	$(1,083)	$(606)
Net realized gain (loss)	21,348	14,015	26,445	9,748
Change in net unrealized appreciation (depreciation)	16,205	(21,618)	(8,591)	(2,457)
Change in net assets resulting from operations	36,190	(9,054)	16,771	6,685

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	—	(2,243)	(1,131)
Class B
From net realized gains	—	—	(247)	(148)
Class C
From net realized gains	—	—	(1,167)	(763)
Institutional Class
From net realized gains	—	—	(5,842)	(7,146)
Total distributions to shareholders	—	—	(9,499)	(9,188)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(20,522)	(19,247)	(36,525)	66,197

NET ASSETS:
Change in net assets	15,668	(28,301)	(29,253)	63,694
Beginning of period	117,864	146,165	206,922	143,228
End of period	$133,532	$117,864	$177,669	$206,922
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(2)	$(4)	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Year Ended 8/31/2007	Year Ended 8/31/2006 (a)	Year Ended 8/31/2007	Year Ended 8/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,199	$4,350	$(2,811)	$(2,741)
Net realized gain (loss)	28,270	28,552	31,617	25,116
Change in net unrealized appreciation (depreciation)	(21,637)	5,685	14,255	(14,787)
Change in net assets resulting from operations	8,832	38,587	43,061	7,588

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(81)	(127)	—	—
From net realized gains	(1,278)	(733)	(22)	(1)
Class B
From net investment income	(18)	(32)	—	—
From net realized gains	(464)	(238)	—	—
Class C
From net investment income	(14)	(19)	—	—
From net realized gains	(358)	(136)	—	—
R Class
From net investment income	(100)	(42)	—	—
From net realized gains	(1,216)	—	—	—
Institutional Class
From net investment income	(2,136)	(5,353)	—	—
From net realized gains	(28,710)	(37,617)	(23,353)	(4,349)
Total distributions to shareholders	(34,375)	(44,297)	(23,375)	(4,350)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(17,705)	7,309	(56,173)	1,964

NET ASSETS:
Change in net assets	(43,248)	1,599	(36,487)	5,202
Beginning of period	165,142	163,543	293,352	288,150
End of period	$121,894	$165,142	$256,865	$293,352
Accumulated undistributed (distributions in excess of) net investment income	$(41)	$(44)	$(4)	$(5)

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

22   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2007	Year Ended 8/31/2006	Year Ended 8/31/2007	Year Ended 8/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,327	$1,892	$11,954	$26,595
Dividends and distributions reinvested	—	—	2,008	995
Cost of shares redeemed	(1,068)	(357)	(14,989)	(8,374)
Change in net assets from Class A capital transactions	$1,259	$1,535	$(1,027)	$19,216

Class B
Proceeds from shares issued	$280	$390	$768	$2,055
Dividends and distributions reinvested	—	—	226	141
Cost of shares redeemed	(153)	(122)	(833)	(514)
Change in net assets from Class B capital transactions	$127	$268	$161	$1,682

Class C
Proceeds from shares issued	$340	$524	$7,032	$9,018
Dividends and distributions reinvested	—	—	874	573
Cost of shares redeemed	(284)	(170)	(3,431)	(3,426)
Change in net assets from Class C capital transactions	$56	$354	$4,475	$6,165

Institutional Class
Proceeds from shares issued	$7,090	$13,950	$31,581	$91,428
Dividends and distributions reinvested	—	—	5,588	7,025
Cost of shares redeemed	(26,293)	(35,077)	(24,747)	(59,319)
Redemption in-kind (See Note 8)	—	—	(52,556)	—
Change in net assets from Institutional Class capital transactions	$(19,203)	$(21,127)	$(40,134)	$39,134

Investor Class
Proceeds from shares issued	$1,704	$2,855	$—	$—
Cost of shares redeemed	(4,465)	(3,132)	—	—
Change in net assets from Investor Class capital transactions	$(2,761)	$(277)	$—	$—
Total change in net assets from capital transactions	$(20,522)	$(19,247)	$(36,525)	$66,197

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2007	Year Ended 8/31/2006	Year Ended 8/31/2007	Year Ended 8/31/2006
SHARE TRANSACTIONS:
Class A
Issued	89	82	354	849
Reinvested	—	—	62	33
Redeemed	(44)	(16)	(446)	(274)
Change in Class A Shares	45	66	(30)	608

Class B
Issued	11	17	23	67
Reinvested	—	—	7	5
Redeemed	(7)	(5)	(26)	(17)
Change in Class B Shares	4	12	4	55

Class C
Issued	13	23	212	294
Reinvested	—	—	27	20
Redeemed	(11)	(8)	(107)	(113)
Change in Class C Shares	2	15	132	201

Institutional Class
Issued	273	601	944	2,950
Reinvested	—	—	172	235
Redeemed	(1,089)	(1,477)	(760)	(1,946)
Redemption in-kind (See Note 8)	—	—	(1,643)	—
Change in Institutional Class Shares	(816)	(876)	(1,287)	1,239

Investor Class
Issued	67	125	—	—
Redeemed	(186)	(138)	—	—
Change in Investor Class Shares	(119)	(13)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

24   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

	Realty Income Fund		Small Cap Growth Fund
	Year Ended 8/31/2007	Year Ended 8/31/2006 (a)	Year Ended 8/31/2007	Year Ended 8/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,911	$4,116	$63	$300
Dividends and distributions reinvested	970	610	21	1
Cost of shares redeemed	(4,056)	(2,516)	(149)	(67)
Change in net assets from Class A capital transactions	$2,825	$2,210	$(65)	$234

Class B
Proceeds from shares issued	$2,256	$1,220	$—	$—
Dividends and distributions reinvested	445	253	—	—
Cost of shares redeemed	(1,248)	(532)	—	—
Change in net assets from Class B capital transactions	$1,453	$941	$—	$—

Class C
Proceeds from shares issued	$2,687	$871	$—	$—
Dividends and distributions reinvested	298	136	—	—
Cost of shares redeemed	(1,413)	(196)	—	—
Change in net assets from Class C capital transactions	$1,572	$811	$—	$—

R Class
Proceeds from shares issued	$3,925	$3,819	$—	$—
Dividends and distributions reinvested	1,316	42	—	—
Cost of shares redeemed	(551)	(1)	—	—
Change in net assets from R Class capital transactions	$4,690	$3,860	$—	$—

Institutional Class
Proceeds from shares issued	$15,620	$20,752	$30,653	$75,384
Dividends and distributions reinvested	29,190	40,510	21,821	4,079
Cost of shares redeemed	(73,055)	(61,775)	(108,582)	(77,733)
Change in net assets from Institutional Class capital transactions	$(28,245)	$(513)	$(56,108)	$1,730
Total change in net assets from capital transactions	$(17,705)	$7,309	$(56,173)	$1,964

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Year Ended 8/31/2007	Year Ended 8/31/2006 (a)	Year Ended 8/31/2007	Year Ended 8/31/2006
SHARE TRANSACTIONS:
Class A
Issued	328	238	6	28
Reinvested	58	38	2	— (b)
Redeemed	(246)	(141)	(14)	(6)
Change in Class A Shares	140	135	(6)	22

Class B
Issued	126	70	—	—
Reinvested	26	16	—	—
Redeemed	(74)	(31)	—	—
Change in Class B Shares	78	55	—	—

Class C
Issued	151	50	—	—
Reinvested	18	9	—	—
Redeemed	(87)	(12)	—	—
Change in Class C Shares	82	47	—	—

R Class
Issued	219	227	—	—
Reinvested	78	2	—	—
Redeemed	(31)	— (b)	—	—
Change in R Class Shares	266	229	—	—

Institutional Class
Issued	890	1,196	2,896	7,058
Reinvested	1,729	2,545	2,096	400
Redeemed	(4,267)	(3,519)	(10,172)	(7,500)
Change in Institutional Class Shares	(1,648)	222	(5,180)	(42)

(a)	Commencement of offering of R Class Shares on May 15, 2006.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Year Ended August 31, 2007	$20.88	$(0.36	)(e)	$7.57	$7.21	$—	$—	$—
Year Ended August 31, 2006	22.69	(0.35)		(1.46)	(1.81)	—	—	—
Year Ended August 31, 2005	17.06	(0.30	)(e)	5.93	5.63	—	—	—
June 4, 2004 (d) through August 31, 2004	19.21	(0.06	)(e)	(2.09)	(2.15)	—	—	—

Behavioral Value Fund
Year Ended August 31, 2007	30.51	(0.22	)(e)	3.39	3.17	—	(1.94)	(1.94)
Year Ended August 31, 2006	30.66	(0.15)		1.73	1.58	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.05	(0.26	)(e)	6.75	6.49	—	(1.88)	(1.88)
June 4, 2004 (d) through August 31, 2004	27.33	(0.01)		(1.27)	(1.28)	—	—	—

Realty Income Fund
Year Ended August 31, 2007	18.51	0.18	(e)	0.70	0.88	(0.20)	(3.65)	(3.85)
Year Ended August 31, 2006	19.86	0.41	(e)	3.86	4.27	(0.56)	(5.06)	(5.62)
Year Ended August 31, 2005	21.26	0.22	(e)	4.40	4.62	(0.57)	(5.45)	(6.02)
June 4, 2004 (d) through August 31, 2004	18.88	0.05	(e)	2.33	2.38	—	—	—

Small Cap Growth Fund
Year Ended August 31, 2007	10.02	(0.16)		1.65	1.49	—	(0.88)	(0.88)
Year Ended August 31, 2006	9.88	(0.13	) (e)	0.42	0.29	—	(0.15)	(0.15)
Year Ended August 31, 2005	8.66	(0.13	)(e)	1.66	1.53	—	(0.31)	(0.31)
June 4, 2004 (d) through August 31, 2004	10.12	(0.03)		(1.43)	(1.46)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain incurred resulting from an investment transaction error. This gain had no effect on total return.
(g)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. This reimbursement had no effect on total return.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

28   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$28.09	34.53%	$4,192	1.65%	(1.42)%	1.78%		98%
20.88	(7.98)	2,182	1.65	(1.35)	1.84		97
22.69	33.00	874	1.65	(1.40)	3.22		92
17.06	(11.19)	18	1.65	(1.45)	136.82	(h)	161

31.74	10.30	37,003	1.60	(0.66)	1.86		55
30.51	5.30	36,503	1.60	(0.45)	1.84		34
30.66	25.44	18,035	1.60	(0.90)	2.05		55
26.05	(4.68)	283	1.60	(0.63)	26.30	(h)	63

15.54	3.40	6,581	1.40	1.01	1.55		202
18.51	27.17	5,253	1.40	2.31	1.84		166
19.86	25.01	2,953	1.40	1.16	2.94		179
21.26	12.61	116	1.40	0.97	51.41	(h)	82

10.63	15.16 (f)	222	1.60	(1.39)	1.67		104
10.02	2.92 (g)	274	1.60	(1.28)	1.64		97
9.88	17.62	53	1.60	(1.33)	8.33		80
8.66	(14.43)	9	1.60	(1.27)	142.07	(h)	58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Year Ended August 31, 2007	$20.65	$(0.47	)(e)	$7.46	$6.99	$—	$—	$—
Year Ended August 31, 2006	22.55	(0.43)		(1.47)	(1.90)	—	—	—
Year Ended August 31, 2005	17.04	(0.40	)(e)	5.91	5.51	—	—	—
June 4, 2004 (d) through August 31, 2004	19.21	(0.08	)(e)	(2.09)	(2.17)	—	—	—

Behavioral Value Fund
Year Ended August 31, 2007	30.16	(0.38	)(e)	3.36	2.98	—	(1.94)	(1.94)
Year Ended August 31, 2006	30.48	(0.25)		1.66	1.41	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.03	(0.40	)(e)	6.73	6.33	—	(1.88)	(1.88)
June 4, 2004 (d) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	—	—

Realty Income Fund
Year Ended August 31, 2007	18.44	0.09	(e)	0.71	0.80	(0.14)	(3.65)	(3.79)
Year Ended August 31, 2006	19.83	0.32	(e)	3.83	4.15	(0.48)	(5.06)	(5.54)
Year Ended August 31, 2005	21.23	0.11	(e)	4.42	4.53	(0.48)	(5.45)	(5.93)
June 4, 2004 (d) through August 31, 2004	18.88	0.08	(e)	2.27	2.35	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

30   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$27.64	33.85%	$829	2.15%	(1.92)%	2.28%		98%
20.65	(8.43)	528	2.15	(1.85)	2.33		97
22.55	32.34	317	2.15	(1.89)	4.46		92
17.04	(11.30)	9	2.15	(1.95)	137.40	(f)	161

31.20	9.77	4,070	2.10	(1.16)	2.36		55
30.16	4.76	3,799	2.10	(0.97)	2.34		34
30.48	24.82	2,176	2.10	(1.40)	2.65		55
26.03	(4.76)	103	2.10	(1.09)	54.76	(f)	63

15.45	2.88	2,650	1.90	0.53	2.05		202
18.44	26.46	1,719	1.90	1.84	2.34		166
19.83	24.47	766	1.90	0.57	2.57		179
21.23	12.45	11	1.90	1.74	123.94	(f)	82

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Year Ended August 31, 2007	$20.65	$(0.47	)(e)	$7.46	$6.99	$—	$—	$—
Year Ended August 31, 2006	22.55	(0.42)		(1.48)	(1.90)	—	—	—
Year Ended August 31, 2005	17.04	(0.40	)(e)	5.91	5.51	—	—	—
June 4, 2004 (d) through August 31, 2004	19.21	(0.08	)(e)	(2.09)	(2.17)	—	—	—

Behavioral Value Fund
Year Ended August 31, 2007	30.14	(0.38	)(e)	3.37	2.99	—	(1.94)	(1.94)
Year Ended August 31, 2006	30.47	(0.26)		1.66	1.40	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.03	(0.40	)(e)	6.72	6.32	—	(1.88)	(1.88)
June 4, 2004 (d) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	—	—

Realty Income Fund
Year Ended August 31, 2007	18.39	0.09	(e)	0.70	0.79	(0.14)	(3.65)	(3.79)
Year Ended August 31, 2006	19.79	0.32	(e)	3.82	4.14	(0.48)	(5.06)	(5.54)
Year Ended August 31, 2005	21.23	0.12	(e)	4.40	4.52	(0.51)	(5.45)	(5.96)
June 4, 2004 (d) through August 31, 2004	18.88	0.08	(e)	2.27	2.35	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

32   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$27.64	33.85%	$902	2.15%	(1.92)%	2.29%		98%
20.65	(8.43)	654	2.15	(1.85)	2.33		97
22.55	32.34	361	2.15	(1.89)	4.71		92
17.04	(11.30)	14	2.15	(1.95)	117.48	(f)	161

31.19	9.81	22,617	2.10	(1.15)	2.36		55
30.14	4.72	17,860	2.10	(0.98)	2.34		34
30.47	24.78	11,929	2.10	(1.40)	2.51		55
26.03	(4.76)	159	2.10	(1.12)	27.38	(f)	63

15.39	2.85	2,298	1.90	0.55	2.05		202
18.39	26.46	1,232	1.90	1.81	2.34		166
19.79	24.43	402	1.90	0.65	3.01		179
21.23	12.45	11	1.90	1.74	123.94	(f)	82

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Realty Income Fund
Year Ended August 31, 2007	$18.51	$0.25	(e)	$0.70	$0.95	$(0.26)	$(3.65)	$(3.91)
May 15, 2006 (d) through August 31, 2006	16.86	(0.06	)(e)	1.90	1.84	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.55	3.82%	$7,692	0.95%	1.45%	1.10%	202%
18.51	10.97	4,246	0.95	(1.24)	1.30	166

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital
Behavioral Growth Fund
Year Ended August 31, 2007	$21.41	$(0.27	)(d)	$7.76	$7.49	$—	$—	$—
Year Ended August 31, 2006	23.18	(0.26)		(1.51)	(1.77)	—	—	—
Year Ended August 31, 2005	17.37	(0.21	)(d)	6.02	5.81	—	—	—
Year Ended August 31, 2004	18.55	(0.22	)(d)	(0.96)	(1.18)	—	—	—
Year Ended August 31, 2003	12.21	(0.14	)(d)	6.48	6.34	—	—	—

Behavioral Value Fund
Year Ended August 31, 2007	30.66	(0.15	)(d)	3.40	3.25	—	(1.94)	—
Year Ended August 31, 2006	30.75	(0.07)		1.71	1.64	—	(1.73)	—
Year Ended August 31, 2005	26.06	(0.21	)(d)	6.78	6.57	—	(1.88)	—
Year Ended August 31, 2004	22.80	(0.12)		4.04	3.92	—	(0.66)	—
Year Ended August 31, 2003	17.42	(0.12	)(d)	6.84	6.72	—	(1.34)	—

Realty Income Fund
Year Ended August 31, 2007	18.51	0.25	(d)	0.70	0.95	(0.26)	(3.65)	—
Year Ended August 31, 2006	19.86	0.50	(d)	3.83	4.33	(0.62)	(5.06)	—
Year Ended August 31, 2005	21.22	0.40	(d)	4.30	4.70	(0.61)	(5.45)	—
Year Ended August 31, 2004	16.44	0.53	(d)	4.84	5.37	(0.55)	(0.04)	—
Year Ended August 31, 2003	15.33	0.49	(d)	1.65	2.14	(0.79)	(0.22)	(0.02)

Small Cap Growth Fund
Year Ended August 31, 2007	10.11	(0.12)		1.66	1.54	—	(0.88)	—
Year Ended August 31, 2006	9.92	(0.09	)(d)	0.43	0.34	—	(0.15)	—
Year Ended August 31, 2005	8.67	(0.08	)(d)	1.64	1.56	—	(0.31)	—
Year Ended August 31, 2004	9.37	(0.08)		(0.51)	(0.59)	—	(0.11)	—
Year Ended August 31, 2003	6.05	(0.07	)(d)	3.39	3.32	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Calculated based upon average shares outstanding.
(e)	Includes a gain incurred resulting from an investment transaction error. This gain had no effect on total return.
(f)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been 3.32%.

SEE NOTES TO FINANCIAL STATEMENTS.

36   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$28.90	34.98%	$116,431	1.30%	(1.07)%	1.38%	98%
—	21.41	(7.64)	103,697	1.30	(0.99)	1.41	97
—	23.18	33.45	132,590	1.30	(1.03)	1.36	92
—	17.37	(6.36)	116,342	1.30	(1.14)	1.43	161
—	18.55	51.93	104,018	1.30	(0.97)	1.47	129

(1.94)	31.97	10.52	113,979	1.40	(0.45)	1.46	55
(1.73)	30.66	5.49	148,760	1.40	(0.21)	1.43	34
(1.88)	30.75	25.75	111,088	1.40	(0.73)	1.53	55
(0.66)	26.06	17.38	63,120	1.40	(0.56)	1.76	63
(1.34)	22.80	41.56	40,567	1.40	(0.65)	1.75	84

(3.91)	15.55	3.77	102,673	1.00	1.40	1.15	202
(5.68)	18.51	27.62	152,692	1.00	2.80	1.44	166
(6.06)	19.86	25.55	159,422	1.00	2.05	1.45	179
(0.59)	21.22	33.22	176,072	1.17	2.83	1.50	82
(1.03)	16.44	15.14	171,536	1.40	3.27	1.48	36

(0.88)	10.77	15.54 (e)	256,643	1.20	(0.99)	1.27	104
(0.15)	10.11	3.42 (f)	293,078	1.20	(0.89)	1.24	97
(0.31)	9.92	17.95	288,097	1.20	(0.84)	1.29	80
(0.11)	8.67	(6.42)	179,317	1.20	(0.98)	1.38	58
—	9.37	54.88	122,535	1.20	(1.08)	1.44	79

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor Class

				Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Behavioral Growth Fund
Year Ended August 31, 2007	$20.89	$(0.34	)(d)	$7.56	$7.22	$28.11
Year Ended August 31, 2006	22.69	(0.31)		(1.49)	(1.80)	20.89
Year Ended August 31, 2005	17.06	(0.27	)(d)	5.90	5.63	22.69
Year Ended August 31, 2004	18.27	(0.28	)(d)	(0.93)	(1.21)	17.06
Year Ended August 31, 2003	12.07	(0.18	)(d)	6.38	6.20	18.27

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

38   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

34.56%	$11,178	1.62%	(1.40)%	1.63%	98%
(7.93)	10,803	1.62	(1.31)	1.67	97
33.00	12,023	1.61	(1.34)	1.65	92
(6.62)	10,354	1.65	(1.48)	1.84	161
51.37	10,230	1.65	(1.32)	1.82	129

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class
JPMorgan Realty Income Fund	Class A, Class B, Class C, R Class and Institutional Class
Undiscovered Managers Small Cap Growth Fund	Class A and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized

40   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Realty Income Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Behavioral Growth Fund	$(1,362)	$1,362	$—
Behavioral Value Fund	11,969	1,083	(13,052)
Realty Income Fund	111	153	(264)
Small Cap Growth Fund	—	2,812	(2,812)

The reclassifications for the Funds relate primarily to the differences in character for tax purposes of foreign currency gains/losses (Realty Income Fund), distributions from investments in real estate investment trusts, net operating losses, redemptions in-kind (Behavioral Value Fund) and Passive Foreign Investment Company gains and losses (Realty Income Fund).

H.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75
Small Cap Growth Fund	0.95

Sub-advisory agreements exist between the Advisor and the following sub-advisors:

Sub-Advisors
Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.
Small Cap Growth Fund	Mazama Capital Management, Inc.

Each sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended August 31, 2007, are as follows (amounts in thousands):

Year Ended 8/31/2007
Behavioral Growth Fund	$3
Behavioral Value Fund	10
Realty Income Fund	5
Small Cap Growth Fund	9

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35%
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a
Small Cap Growth Fund	0.25	n/a	n/a	n/a

42   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Behavioral Growth Fund	$6		$—	(a)
Behavioral Value Fund	21		13
Realty Income Fund	14		11
Small Cap Growth Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10
Small Cap Growth Fund	0.25	n/a	n/a	n/a	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Institutional Class	Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	n/a	1.30%	1.65%
Behavioral Value Fund	1.60	2.10	2.10	n/a	1.40	n/a
Realty Income Fund	1.40	1.90	1.90	0.95%	1.00	n/a
Small Cap Growth Fund	1.60	n/a	n/a	n/a	1.20	n/a

The contractual expense limitation agreements were in effect for the year ended August 31, 2007. The expense limitation percentages in the table above are in place until at least December 31, 2007.

For the year ended August 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Growth Fund	$—	$12	$86	$98
Behavioral Value Fund	111	—	132	243
Realty Income Fund	195	39	—	234
Small Cap Growth Fund	51	159	—	210

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (continued)

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2007, Small Cap Growth Fund incurred approximately $206,330 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

During the year ended August 31, 2006, Mazama Capital Management Inc. (“Mazama”), sub-advisor to the Small Cap Growth Fund, informed J.P. Morgan Investment Management Inc. that Mazama had purchased certain securities through JPMorgan Securities Inc. (“JPMSI”), which did not comply with Section 10(f) and Rule 10(f)-3 of the Investment Company Act. During the year ended August 31, 2006, Mazama and JPMSI made payments to the Fund approximately in the amount of $106,000 related to these transactions.

During the year ended August 31, 2007, Mazama, sub-advisor to the Small Cap Growth Fund, purchased a security which did not comply with the Fund’s investment policies. As a result of the sale of this security, the Fund realized a gain of approximately $16,000.

4. Investment Transactions

During the year ended August 31, 2007, purchases and sales of investments (excluding short-term investments and in-kind transactions) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$117,481	$137,152
Behavioral Value Fund	108,076	97,873
Realty Income Fund	316,585	363,006
Small Cap Growth Fund	287,960	368,196

During the year ended August 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$101,101	$35,219	$2,210	$33,009
Behavioral Value Fund	164,413	27,089	14,616	12,473
Realty Income Fund	107,320	17,979	6,691	11,288
Small Cap Growth Fund	233,485	40,346	18,142	22,204

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (Realty Income Fund).

44   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

The tax character of distributions paid during the fiscal year ended August 31, 2007, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital Gains	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—
Behavioral Value Fund	173	9,326	9,499
Realty Income Fund	18,348	16,027	34,375
Small Cap Growth Fund	14,315	9,060	23,375

The tax character of distributions paid during the fiscal year ended August 31, 2006, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital Gains	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—
Behavioral Value Fund	503	8,685	9,188
Realty Income Fund	19,112	25,185	44,297
Small Cap Growth Fund	2,975	1,375	4,350

At August 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$—	$(23,452)	$33,009
Behavioral Value Fund	—	10,206	12,473
Realty Income Fund	6,203	13,999	11,288
Small Cap Growth Fund	1,444	23,249	22,204

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation and mark to market of passive foreign investment companies (Realty Income Fund).

As of August 31, 2007, the following Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires 2010	Total
Behavioral Growth Fund	$23,452	$23,452

During the year ended August 31, 2007, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Behavioral Growth Fund	$21,285

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (continued)

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of August 31, 2007. The average borrowings from the Facility for the year ended August 31, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Realty Income Fund	$1,504	14	$3

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

Realty Income Fund invests primarily in shares of REITs. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. Transfers-In-Kind

On October 12, 2006, certain shareholders of the Behavioral Value Fund redeemed shares and the Behavioral Value Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Behavioral Value Fund’s portfolio securities. Cash and portfolio securities were transferred at a market value of approximately $52,556,000 which was 24.9% of the net assets of the Behavioral Value Fund, which resulted in gains of approximately $13,000,000 for book purposes.

46   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Undiscovered Managers Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, JPMorgan Realty Income Fund and Undiscovered Managers Small Cap Growth Fund (hereafter collectively referred to as the “Funds”) at August 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended August 31, 2003 were audited by other independent auditors whose report, dated October 17, 2003, expressed an unqualified opinion on that statement.

PricewaterhouseCoopers LLP
New York, New York
October 24, 2007

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   47

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	143	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	143	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	143	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	143
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	143	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	143	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	143	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	143	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

48   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	143	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	143	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	143	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	143	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	143
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (143 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

50   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2007, and continued to hold your shares at the end of the reporting period, August 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007 *	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual	$1,000.00	$1,161.70	$8.99	1.65%
Hypothetical	1,000.00	1,016.89	8.39	1.65
Class B
Actual	1,000.00	1,158.40	11.70	2.15
Hypothetical	1,000.00	1,014.37	10.92	2.15
Class C
Actual	1,000.00	1,158.40	11.70	2.15
Hypothetical	1,000.00	1,014.37	10.92	2.15
Institutional Class
Actual	1,000.00	1,163.40	7.09	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Investor Class
Actual	1,000.00	1,161.60	8.77	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007 *	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual	$1,000.00	$958.30	$7.90	$1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class B
Actual	1,000.00	956.20	10.35	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class C
Actual	1,000.00	956.20	10.35	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Institutional Class
Actual	1,000.00	959.20	6.91	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40

Realty Income Fund
Class A
Actual	1,000.00	882.10	6.69	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Class B
Actual	1,000.00	879.80	9.05	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
Class C
Actual	1,000.00	879.50	9.05	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
R Class
Actual	1,000.00	883.70	4.51	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Institutional Class
Actual	1,000.00	883.90	4.75	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Small Cap Growth Fund
Class A
Actual	1,000.00	1,046.30	8.25	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Institutional Class
Actual	1,000.00	1,047.70	6.19	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and sub-advisory agreements for the Undiscovered Managers Behavioral Growth, Undiscovered Managers Behavioral Value and Undiscovered Managers Small Cap Growth Funds whose annual report is contained herein (each an “Advisory Agreement”; collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the “1940 Act”) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Adviser earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Adviser, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Small Cap Growth Fund, and Realty Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis by the independent consultant. The specific

54   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Undiscovered Managers Behavioral Growth Fund’s performance in the fifth quintile for Class A shares for the one year period and in the fifth, fifth and first quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested the Fund’s Adviser to review the Fund with the members of the equity investment sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the Undiscovered Managers Behavioral Value Fund’s performance in the second quintile for Class A shares for the one year period and in the second, second and first quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Undiscovered Managers Small Cap Growth Fund’s performance in the fourth quintile for Class A shares for the one year period and in the third, fifth and fourth quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested the Fund’s Adviser to review the Fund with the members of the equity investment sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the Realty Income Fund’s performance in the third quintile for Class A shares for the one year period and in the third, second and second quintiles for the Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s net advisory fee for the Class A shares and for the Institutional Class shares was in the fourth quintile and the actual total expenses for the Class A shares for the Institutional Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s net advisory fee for the Class A shares and for the Institutional Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Institutional Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Undiscovered Managers Small Cap Growth Fund’s net advisory fee for the Class A shares was in the fifth quintile and for the Institutional Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the fourth quintile and for the Institutional Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Realty Income Fund’s net advisory fee for the Class A shares and for the Institutional Class shares was in the first quintile and the actual total expenses

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

for the Class A shares were in the third quintile and for the Institutional Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

56   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended August 31, 2007:

Dividend Received Deduction
Undiscovered Managers Behavioral Value Fund	100.00%
JPMorgan Realty Income Fund	0.31
Undiscovered Managers Small Cap Growth Fund	1.94

Qualified Dividend Income (QDI)

For the fiscal year ended August 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
Undiscovered Managers Behavioral Value Fund	$383,977
Undiscovered Managers Small Cap Growth Fund	172,955

Funds with Short Term Capital Gain Designation

For the fiscal year ended August 31, 2007, The Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain:

Qualified Short-Term Gain
Undiscovered Managers Behavioral Value Fund	$173,184
Undiscovered Managers Small Cap Growth Fund	14,315,111
JPMorgan Realty Income Fund	15,999,702

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended August 31, 2007:

Long-Term Capital Gain Distribution
Undiscovered Managers Behavioral Value Fund	$9,325,559
JPMorgan Realty Income Fund	16,026,345
Undiscovered Managers Small Cap Growth Fund	9,059,958

AUGUST 31, 2007        UNDISCOVERED MANAGERS FUNDS   57

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. August 2007.	AN-UM-807

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $182,800
2006 – $177,984

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $31,980
2006 – $29,560

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2007.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-

approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 0%

2006 – 100%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.1 million in 2005 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 9, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

November 9, 2007